UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2012

Item 1. Reports to Stockholders.

8	31	2012

ANNUAL REPORT

Oppenheimer Capital Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/12

	Class A Shares of the Fund		Russell 3000 Index	Barclays Capital U.S. Aggregate Bond Index
	Without Sales Charge	With Sales Charge
1-Year	9.69%	3.38%	17.03%	5.78%
5-Year	–1.73	–2.88	1.50	6.66
10-Year	4.86	4.24	7.01	5.48

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment.

Management’s Discussion of Fund Performance

In the midst of a volatile market environment, the Fund’s Class A shares (without sales charge) returned 9.69%. The Fund underperformed a 65%-35% blended index of the Barclays Capital U.S. Aggregate Bond Index (65%) and the Russell 3000 Index (35%), which produced a return of 10.19%. Measured separately, the Barclays Capital U.S. Aggregate Bond Index returned 5.78% and the Russell 3000 Index returned 17.03%. However, the Fund outperformed its peers in the Lipper Mixed-Asset Target Allocation Conservative Funds Category Index, which produced a return of 7.07% for the one-year reporting period. The Fund has also outperformed the peers in the Lipper Mixed-Asset Target Allocation Conservative Funds Category Index since the current portfolio management team took over management of the Fund in April 2009.

The Fund’s Class A shares paid out four dividends during the period: 6.20 cents per share in September 2011, 15.99 cents per share in December 2011, 6.17 cents per share in March 2012 and 6.19 cents per share in June 2012. We believe this is a testament to the Fund’s blended investment approach of seeking to build shareholders’ principal and a steady and potentially growing stream of income from the combination of interest payments and dividends.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER CAPITAL INCOME FUND	1

MARKET OVERVIEW

The reporting period was defined by bouts of strength and weakness in the markets, driven by reactions to continued stimulus measures throughout the globe and ongoing macroeconomic concerns. The period began in the midst of deteriorating investor sentiment throughout the world. In Europe, Greece moved closer to defaulting on its sovereign debt, and the crisis spread to other members of the European Union. Economic data proved disappointing in the United States, and a contentious political debate about government spending and borrowing culminated in the credit-rating agency Standard & Poor’s downgrading its assessment of long-term U.S. government debt, a move unprecedented in U.S. history. A torrid economic expansion in China produced an acceleration of inflation, requiring remedial measures from Chinese policymakers that threatened to dampen domestic economic growth and demand for goods and services from other nations.

Better U.S. economic data in the fall of 2011 increased risk appetite as investors looked forward to better market conditions. Investors also were encouraged by apparent progress in Europe, where the European Central Bank launched twin Long-Term Refinancing Operations (LTROs) to prevent a more severe crisis in the region’s banking system. China also seemed to make progress in taming inflationary pressures, and while its growth slowed in 2012, its economic expansion remained intact. These developments helped further boost global investors’ appetite for risk during the first quarter of 2012.

Investor sentiment weakened again in the second quarter, as fears over the European debt crises reemerged. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. However, the period closed on a positive note for the markets, which rallied over the summer of 2012. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region appeared to soothe market jitters slightly in the final months of the period. In addition, U.S. economic data indicated continued modest growth.

FUND PERFORMANCE

Equity component. The Fund’s equity and equity-like component may include common stocks, high delta convertible bonds, preferred stocks and structured notes. This component underperformed the Russell 3000 Index during the period, primarily within the materials and industrials sectors. The Fund had stronger results within the financials, energy and consumer staples sectors.

Individual stocks that detracted from the equity component’s performance included Mosaic Co. (The), Allegheny Technologies,

2	OPPENHEIMER CAPITAL INCOME FUND

Inc. and Navistar International Corp. Mosaic is a potash producer that was hurt by farmers’ delayed purchases of phosphate. Despite its short-term setbacks, our outlook for the company remains optimistic. We believe long-term demand for potash and soft commodities will remain elevated due to the increasing consumption of animal protein throughout the world, which requires an abundance of feedstock. Allegheny is a specialty metals producer that experienced declines due to weaker demand for its products in the turbulent economic environment. Navistar is a manufacturer of medium and heavy trucks that underperformed as it failed to gain EPA certification on its 13-liter engine. We exited our position in Allegheny Technologies and Navistar by period end.

Top contributing stocks were Apple, Inc., Church & Dwight Co., Inc. and Starwood Property Trust, Inc. Apple continued to out-execute its peers, and its success at innovation and highly recognizable brand led to global growth and share gains across its top revenue producing products—particularly iPhones and iPads. Church & Dwight is one of our defensive consumer staples holdings and part of our investment thesis based on the erosion of premium pricing for consumer products. Given the difficult economic backdrop, consumers have been less willing to pay premium prices for these types of products. As a result, Church & Dwight has been able to gain market share, as consumers have favored the company’s household products in place of premium brand names. Starwood

Property Trust is a real estate investment trust (REIT) that originates, finances and manages U.S. commercial and residential mortgage loans, commercial-mortgage backed securities and real estate debt investments. The reporting period started immediately following a difficult month of August for mortgage backed obligations, which reversed course and rallied during the period, providing a boost to Starwood’s performance. The company was able to deploy capital at favorable investment yields.

Opportunistic component. For the Fund’s opportunistic component, we look at securities that have the potential to provide attractive yields and may have greater potential for price appreciation than price declines (what is referred to as upside versus downside risk). On a standalone basis, the opportunistic component outperformed the Barclays Capital U.S. Aggregate Bond Index. Positive performing investments included Oppenheimer Master Loan Fund, LLC and a convertible bond of Amylin Pharmaceuticals, Inc. Our investment in Oppenheimer Master Loan Fund, LLC provides exposure to senior bank loans, which can provide attractive yields and inflation protection since they are secured by commercial loans that adjust with changing interest rates. Senior bank loans generally performed well as U.S. Treasury rates backed up during the period, and also retained their value as Treasury rates moved down. Amylin Pharmaceuticals, a diabetes franchise, was acquired by Bristol-Myers Squibb Co. during the period. Our resulting

OPPENHEIMER CAPITAL INCOME FUND	3

position in Bristol-Myers Squibb also benefited as it has a stronger credit profile. Also contributing positively to the opportunistic component was a settlement from a position in Adelphia that was previously held in the portfolio.

The most significant detractor from the opportunistic component’s performance was Alcatel-Lucent preferred shares. Markets became concerned with telecom carrier spending and Alcatel-Lucent missed its cash flow target in the third quarter of 2011. Toward the end of the fourth quarter, we sold the preferred stock and moved up the capital structure into a convertible bond of Alcatel-Lucent that we believed offered a better risk/return profile. While the preferred shares detracted from performance, the convertible bond benefited performance as the first quarter of 2012 saw a resurgence of telecom carrier spending. We exited our position in the convertible by period end.

Fixed income component. The fixed-income portfolio outperformed the Barclays Capital U.S. Aggregate Bond Index during the period. The component’s performance was driven by its exposure to spread products—credit, mortgage-backed obligations,

Michelle Borré Portfolio Manager

non-prime asset-backed securities (ABS)—at the expense of government debt. Its investments to mortgage-backed obligations included residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities, both of which benefited results. As mentioned earlier, mortgage-backed obligations produced positive results as housing in the U.S. began to stabilize, despite bouts of risk aversion.

OUTLOOK

At period end, we expect continued volatility as the markets continue to ebb and flow in reaction to macroeconomic concerns and the actions of central banks and government policy. In the U.S., the upcoming congressional and presidential elections may also provide some additional volatility especially given the contentious debate over entitlements, taxes, and the deficit. As such, we remain positioned for volatility across strategies. We continue to seek companies with strong three-year earnings potential to invest in across the capital structure, and securities with what we consider positively skewed risk/reward characteristics. We believe this provides the opportunity for upside potential and downside protection.

Krishna Memani Portfolio Manager

4	OPPENHEIMER CAPITAL INCOME FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK INDUSTRIES
Oil, Gas & Consumable Fuels	3.1%
Commercial Banks	2.3
Pharmaceuticals	2.2
Media	1.7
Real Estate Investment Trusts	1.7
Chemicals	1.6
Communications Equipment	1.5
Computers & Peripherals	1.5
Household Products	1.3
Health Care Providers & Services	1.0

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2012, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
Apple, Inc.	1.5%
Church & Dwight Co., Inc.	1.3
Mosaic Co. (The)	1.0
Starwood Property Trust, Inc.	1.0
Coca-Cola Co. (The)	0.9
Exxon Mobil Corp.	0.9
Chevron Corp.	0.9
Wells Fargo & Co.	0.9
Philip Morris International, Inc.	0.9
Merck & Co., Inc.	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2012, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION
Common Stocks	25.1%
Mortgage-Backed Obligations	21.8
Non-Convertible Corporate Bonds and Notes	17.3
Money Market Fund	11.2
Domestic Fixed Income Funds	8.7
Asset-Backed Securities	8.1
Preferred Stocks	3.2
Convertible Corporate Bonds and Notes	2.2
U.S. Government Obligations	1.2
Event-Linked Bonds	0.5
Structured Securities	0.4
Swaptions Purchased	0.2
Rights, Warrants and Certificates	0.1
Options Purchased	—	*
Wholly-Owned Subsidiary	—	*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2012, and are based on the total market value of investments.

OPPENHEIMER CAPITAL INCOME FUND	5

Share Class Performance

Average Annual Total Returns for periods ended 8/31/12

AVERAGE ANNUAL RETURNS WITHOUT SALES CHARGE

	Inception Date	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	9.69%	–1.73%	4.86%
Class B (OPEBX)	8/17/93	8.80%	–2.63%	4.33%
Class C (OPECX)	11/1/95	8.91%	–2.55%	3.98%
Class N (OCINX)	3/1/01	9.44%	–2.07%	4.47%
Class Y (OCIYX)	1/28/11	10.17%	N/A	7.90%*

AVERAGE ANNUAL RETURNS WITH SALES CHARGE

	Inception Date	1-Year	5-Year	10-Year
Class A	12/1/70	3.38%	–2.88%	4.24%
Class B	8/17/93	3.80%	–2.94%	4.33%
Class C	11/1/95	7.91%	–2.55%	3.98%
Class N	3/1/01	8.44%	–2.07%	4.47%
Class Y	1/28/11	10.17%	N/A	7.90%*

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index is an unmanaged index of large-capitalization U.S. companies. The Barclays Capital U.S. Aggregate Bond Index is a broad-based index of government agencies and corporate debt. Indices cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of

6	OPPENHEIMER CAPITAL INCOME FUND

the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER CAPITAL INCOME FUND	7

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	OPPENHEIMER CAPITAL INCOME FUND

Actual	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During 6 Months Ended August 31, 2012
Class A	$1,000.00	$1,049.50	$4.80
Class B	1,000.00	1,044.40	10.02
Class C	1,000.00	1,045.50	9.19
Class N	1,000.00	1,048.50	6.56
Class Y	1,000.00	1,052.20	3.15

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.46	4.73
Class B	1,000.00	1,015.38	9.88
Class C	1,000.00	1,016.19	9.06
Class N	1,000.00	1,018.75	6.46
Class Y	1,000.00	1,022.07	3.11

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2012 are as follows:

Class	Expense Ratios
Class A	0.93%
Class B	1.94
Class C	1.78
Class N	1.27
Class Y	0.61

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER CAPITAL INCOME FUND	9

STATEMENT OF INVESTMENTS    August 31, 2012

	Shares	Value
Wholly-Owned Subsidiary—0.1%
Oppenheimer Capital Income Fund (Cayman) Ltd.[1,2] (Cost $750,000)	7,500	$752,031
Common Stocks—28.5%
Consumer Discretionary—2.5%
Hotels, Restaurants & Leisure—0.6%
McDonald’s Corp.	115,000	10,291,350
Media—1.7%
Cinemark Holdings, Inc.	528,000	12,365,760
Comcast Corp., Cl. A	264,000	8,851,920
Time Warner Cable, Inc.	72,500	6,439,450

		27,657,130
Multiline Retail—0.2%
Target Corp.	35,000	2,243,150
Consumer Staples—3.4%
Beverages—0.9%
Coca-Cola Co. (The)	412,000	15,408,800
Food Products—0.3%
Adecoagro SA2	436,530	4,422,049
Household Products—1.3%
Church & Dwight Co., Inc.	386,000	21,129,640
Tobacco—0.9%
Philip Morris International, Inc.	156,000	13,930,800
Energy—3.5%
Energy Equipment & Services—0.4%
Baker Hughes, Inc.	57,000	2,599,200
Schlumberger Ltd.	63,000	4,559,940

		7,159,140
Oil, Gas & Consumable Fuels—3.1%
Apache Corp.	46,500	3,987,375
Chevron Corp.	126,100	14,143,376
Enbridge Energy Management LLC[2]	1	3
Exxon Mobil Corp.	165,300	14,430,690
Kinder Morgan Management LLC[2]	1	26
Kinder Morgan, Inc.	97,000	3,469,690
Noble Energy, Inc.	21,500	1,889,850
Royal Dutch Shell plc, ADR	8,000	559,760
Royal Dutch Shell plc, B Shares	305,953	11,035,159

		49,515,929

10	OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Financials—5.0%
Capital Markets—0.2%
Bond Street Holdings LLC, Cl. B, Non-Vtg.[2]	90,000	$1,665,000
Goldman Sachs Group, Inc. (The)	13,000	1,374,360

		3,039,360
Commercial Banks—2.3%
Bond Street Holdings LLC, Cl. A2,3	285,000	5,272,500
M&T Bank Corp.	136,000	11,818,400
PNC Financial Services Group, Inc.	111,000	6,899,760
Wells Fargo & Co.	414,000	14,088,420

		38,079,080
Insurance—0.8%
ACE Ltd.	55,000	4,055,150
Alleghany Corp.[2]	25,052	8,446,282

		12,501,432
Real Estate Investment Trusts—1.7%
American Assets Trust, Inc.	205,000	5,588,300
Macerich Co. (The)	100,000	5,957,000
Starwood Property Trust, Inc.	655,130	15,428,312

		26,973,612
Health Care—3.5%
Health Care Equipment & Supplies—0.3%
Baxter International, Inc.	35,000	2,053,800
Covidien plc	45,000	2,522,250

		4,576,050
Health Care Providers & Services—1.0%
HCA Holdings, Inc.	101,550	2,899,253
Humana, Inc.	72,000	5,045,760
UnitedHealth Group, Inc.	160,000	8,688,000

		16,633,013
Pharmaceuticals—2.2%
Merck & Co., Inc.	298,000	12,828,900
Pfizer, Inc.	448,400	10,698,824
Teva Pharmaceutical Industries Ltd., Sponsored ADR	108,440	4,292,055
Watson Pharmaceuticals, Inc.[2]	100,000	8,135,000

		35,954,779
Industrials—2.1%
Aerospace & Defense—0.2%
Honeywell International, Inc.	75,000	4,383,750

OPPENHEIMER CAPITAL INCOME FUND	11

STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Construction & Engineering—0.3%
Quanta Services, Inc.[2]	220,000	$5,280,000
Industrial Conglomerates—0.5%
Tyco International Ltd.	140,000	7,893,200
Machinery—0.5%
AGCO Corp.[2]	94,410	3,973,717
SPX Corp.	64,000	4,089,600

		8,063,317
Trading Companies & Distributors—0.6%
AerCap Holdings NV2	750,000	9,487,500
Information Technology—4.6%
Communications Equipment—1.5%
Ciena Corp.[2]	494,980	6,766,377
Cisco Systems, Inc.	250,000	4,770,000
Juniper Networks, Inc.[2]	318,000	5,545,920
QUALCOMM, Inc.	126,500	7,774,690

		24,856,987
Computers & Peripherals—1.5%
Apple, Inc.	36,892	24,542,034
Electronic Equipment & Instruments—0.1%
TE Connectivity Ltd.	62,000	2,180,540
IT Services—0.9%
Accenture plc, Cl. A	100,000	6,160,000
International Business Machines Corp.	39,200	7,638,120

		13,798,120
Semiconductors & Semiconductor Equipment—0.3%
Xilinx, Inc.	145,000	4,916,950
Software—0.3%
Oracle Corp.	134,000	4,241,100
Materials—1.9%
Chemicals—1.6%
Celanese Corp., Series A	70,000	2,678,200
LyondellBasell Industries NV, Cl. A	150,000	7,326,000
Mosaic Co. (The)	280,134	16,222,560

		26,226,760
Containers & Packaging—0.3%
Rock-Tenn Co., Cl. A	63,469	4,237,825
Telecommunication Services—0.9%
Diversified Telecommunication Services—0.9%
AT&T, Inc.	232,500	8,518,800
Verizon Communications, Inc.	150,000	6,441,000

		14,959,800

12	OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Utilities—1.1%
Electric Utilities—0.4%
Cleco Corp.	147,000	$6,016,710
Multi-Utilities—0.7%
CenterPoint Energy, Inc.	281,000	5,729,590
CMS Energy Corp.	285,000	6,574,950

		12,304,540

Total Common Stocks (Cost $367,839,543)		462,904,447
Preferred Stocks—3.6%
Goldman Sachs Group, Inc. (The), 3.75% Non-Cum., Series A, Non-Vtg.	123,300	2,445,039
H.J. Heinz Finance Co., 8% Cum., Series B1,4	295	31,048,750
M&T Bank Corp.: 5% Cum., Series A, Non-Vtg	1,833	1,851,330
5% Cum., Series C, Non-Vtg.	4,500	4,567,500
M&T Capital Trust IV, 8.50% Cum., Non-Vtg.	8,124	211,711
PNC Financial Services Group, Inc., 9.875% Non-Cum., Series F, Non-Vtg.	75,000	1,997,250
PPL Corp.: 8.75% Cv.	147,000	8,083,530
9.50% Cv., Non-Vtg.	147,000	8,033,550

Total Preferred Stocks (Cost $56,655,015)		58,238,660

	Units
Rights, Warrants and Certificates—0.1%
Charter Communications, Inc., Cl. A Wts., Strike Price $46.86, Exp. 11/30/14[2] (Cost $192,089)	38,418	1,262,031

	Principal Amount
Mortgage-Backed Obligations—24.8%
Government Agency—19.2%
FHLMC/FNMA/FHLB/Sponsored—19.0%
Federal Home Loan Mortgage Corp.: 4.50%, 5/1/19[5]	$2,033,464	2,160,256
4.50%, 9/1/42[6]	11,925,000	12,838,474
5%, 12/15/34	164,202	179,765
6%, 5/15/18	704,951	752,844
6.50%, 7/1/28-4/1/34	345,007	402,962
7%, 10/1/31	381,717	457,342
8%, 4/1/16	86,394	92,934
9%, 8/1/22-5/1/25	38,043	44,055
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 2006-11, Cl. PS, 23.703%, 3/25/36[7]	468,154	711,271
Series 2034, Cl. Z, 6.50%, 2/15/28	193,428	222,489
Series 2043, Cl. ZP, 6.50%, 4/15/28	887,069	1,026,545
Series 2053, Cl. Z, 6.50%, 4/15/28	209,190	240,800
Series 2279, Cl. PK, 6.50%, 1/15/31	375,773	410,240

OPPENHEIMER CAPITAL INCOME FUND	13

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2326, Cl. ZP, 6.50%, 6/15/31	$168,349	$195,012
Series 2426, Cl. BG, 6%, 3/15/17	979,753	1,052,428
Series 2427, Cl. ZM, 6.50%, 3/15/32	707,892	821,168
Series 2461, Cl. PZ, 6.50%, 6/15/32	1,006,665	1,167,615
Series 2500, Cl. FD, 0.74%, 3/15/32[7]	106,796	107,896
Series 2526, Cl. FE, 0.64%, 6/15/29[7]	127,854	128,691
Series 2538, Cl. F, 0.84%, 12/15/32[7]	1,015,885	1,026,114
Series 2551, Cl. FD, 0.64%, 1/15/33[7]	85,909	86,515
Series 2626, Cl. TB, 5%, 6/1/33	1,357,155	1,487,297
Series 3025, Cl. SJ, 23.872%, 8/15/35[7]	151,389	228,618
Series 3822, Cl. JA, 5%, 6/1/40	1,385,544	1,456,896
Series 3848, Cl. WL, 4%, 4/1/40	1,894,220	1,998,505
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 183, Cl. IO, 14.933%, 4/1/27[8]	287,529	68,953
Series 192, Cl. IO, 12.736%, 2/1/28[8]	87,776	17,757
Series 2130, Cl. SC, 51.678%, 3/15/29[8]	231,329	54,064
Series 243, Cl. 6, 0%, 12/15/32[8,9]	338,362	80,088
Series 2531, Cl. ST, 99.999%, 2/15/30[8]	53,095	376
Series 2639, Cl. SA, 2.519%, 7/15/22[8]	896,324	56,303
Series 2796, Cl. SD, 65.843%, 7/15/26[8]	339,582	73,065
Series 2802, Cl. AS, 70.49%, 4/15/33[8]	226,278	12,692
Series 2815, Cl. PT, 41.796%, 11/15/32[8]	5,164,322	643,238
Series 2920, Cl. S, 65.392%, 1/15/35[8]	1,927,071	376,506
Series 2922, Cl. SE, 10.179%, 2/15/35[8]	486,284	110,820
Series 2937, Cl. SY, 25.681%, 2/15/35[8]	7,431,386	1,330,429
Series 3201, Cl. SG, 5.82%, 8/15/36[8]	1,710,513	272,018
Series 3450, Cl. BI, 13.566%, 5/15/38[8]	2,409,536	370,225
Series 3606, Cl. SN, 8.97%, 12/15/39[8]	1,013,297	175,822
Series 3662, Cl. SM, 25.461%, 10/15/32[8]	2,029,985	294,188
Series 3736, Cl. SN, 7.162%, 10/15/40[8]	5,354,880	857,948
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.826%, 6/1/26[10]	89,841	76,454
Federal National Mortgage Assn.: 2.50%, 9/1/27[6]	35,885,000	37,286,758
3.50%, 9/1/42[6]	28,505,000	30,228,660
4.50%, 9/1/27-9/1/42[6]	29,135,000	31,528,321
5.50%, 1/1/38-4/1/39	3,526,083	3,869,130
5.50%, 9/1/27-9/1/42[6]	12,396,000	13,573,243
6%, 9/1/42[6]	12,755,000	14,054,917
6.50%, 5/25/17-11/25/31	2,305,938	2,599,843
7%, 11/1/17-7/25/35	394,407	433,368
7.50%, 1/1/33-3/25/33	4,514,093	5,509,953
8.50%, 7/1/32	11,498	14,350
Federal National Mortgage Assn., 15 yr.: 3%, 9/1/27[6]	52,090,000	54,963,092
3.50%, 9/1/27[6]	4,045,000	4,301,605
Federal National Mortgage Assn., 30 yr., 4%, 9/1/42[6]	29,170,000	31,280,266
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	546,152	624,304
Trust 1998-61, Cl. PL, 6%, 11/25/28	280,371	315,373

14	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	$465,554	$535,311
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	801,754	930,860
Trust 2003-130, Cl. CS, 13.629%, 12/25/33[7]	534,912	657,181
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,553,000	3,947,671
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,966,194	2,104,336
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	7,504,312	8,318,327
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	1,430,000	1,797,698
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	1,317,918	1,359,439
Trust 2006-46, Cl. SW, 23.336%, 6/25/36[7]	363,647	551,923
Trust 2006-50, Cl. KS, 23.337%, 6/25/36[7]	746,744	1,130,211
Trust 2006-50, Cl. SK, 23.337%, 6/25/36[7]	97,346	155,671
Trust 2007-42, Cl. A, 6%, 2/1/33	1,679,262	1,741,380
Trust 2009-36, Cl. FA, 1.176%, 6/25/37[7]	1,891,510	1,922,155
Trust 2009-37, Cl. HA, 4%, 4/1/19	2,337,811	2,485,839
Trust 2009-70, Cl. PA, 5%, 8/1/35	2,230,018	2,264,515
Trust 2011-15, Cl. DA, 4%, 3/1/41	949,494	1,018,607
Trust 2011-3, Cl. KA, 5%, 4/1/40	1,838,530	1,991,829
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 42.403%, 3/17/31[8]	250,874	43,446
Trust 2001-65, Cl. S, 32.809%, 11/25/31[8]	663,781	136,942
Trust 2001-78, Cl. JS, 0.759%, 8/25/41[8]	2,652,198	418,206
Trust 2001-81, Cl. S, 26.205%, 1/25/32[8]	161,972	36,072
Trust 2002-47, Cl. NS, 34.865%, 4/25/32[8]	366,724	80,221
Trust 2002-51, Cl. S, 34.779%, 8/25/32[8]	336,703	73,651
Trust 2002-52, Cl. SD, 41.523%, 9/25/32[8]	432,809	99,427
Trust 2002-60, Cl. SM, 31.912%, 8/25/32[8]	575,480	98,408
Trust 2002-7, Cl. SK, 32.007%, 1/25/32[8]	174,138	37,738
Trust 2002-75, Cl. SA, 31.853%, 11/25/32[8]	802,720	156,584
Trust 2002-77, Cl. BS, 26.046%, 12/18/32[8]	347,617	67,524
Trust 2002-77, Cl. JS, 23.176%, 12/18/32[8]	563,179	106,610
Trust 2002-77, Cl. SA, 26.129%, 12/18/32[8]	547,178	102,314
Trust 2002-77, Cl. SH, 41.406%, 12/18/32[8]	235,296	44,887
Trust 2002-89, Cl. S, 56.769%, 1/25/33[8]	1,054,230	205,147
Trust 2002-9, Cl. MS, 31.499%, 3/25/32[8]	216,382	41,209
Trust 2002-90, Cl. SN, 33.05%, 8/25/32[8]	296,336	50,671
Trust 2002-90, Cl. SY, 39.352%, 9/25/32[8]	134,336	22,745
Trust 2003-33, Cl. SP, 34.265%, 5/25/33[8]	756,752	101,663
Trust 2003-46, Cl. IH, 99.999%, 6/1/23[8]	1,478,830	172,523
Trust 2003-89, Cl. XS, 99.999%, 11/25/32[8]	307,910	8,518
Trust 2004-54, Cl. DS, 50.46%, 11/25/30[8]	411,089	86,533
Trust 2004-56, Cl. SE, 16.746%, 10/25/33[8]	962,288	164,041
Trust 2005-12, Cl. SC, 13.455%, 3/25/35[8]	244,891	51,578
Trust 2005-19, Cl. SA, 61.80%, 3/25/35[8]	4,913,370	990,702
Trust 2005-40, Cl. SA, 57.06%, 5/25/35[8]	1,067,424	210,090
Trust 2005-5, Cl. SD, 12.028%, 1/25/35[8]	1,043,153	189,306
Trust 2005-6, Cl. SE, 75.233%, 2/25/35[8]	1,579,864	271,328
Trust 2005-71, Cl. SA, 99.999%, 8/25/25[8]	1,095,995	174,069
Trust 2005-93, Cl. SI, 22.372%, 10/25/35[8]	1,576,897	223,320
Trust 2006-51, Cl. SA, 32.536%, 6/25/36[8]	10,249,351	1,532,852
Trust 2008-46, Cl. EI, 14.406%, 6/25/38[8]	2,441,429	418,224
Trust 2008-55, Cl. SA, 21.938%, 7/25/38[8]	2,315,534	337,272
Trust 2009-8, Cl. BS, 20.981%, 2/25/24[8]	1,802,237	187,112
Trust 222, Cl. 2, 24.343%, 6/1/23[8]	629,612	131,164

OPPENHEIMER CAPITAL INCOME FUND	15

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 252, Cl. 2, 37.452%, 11/1/23[8]	$539,453	$126,279
Trust 303, Cl. IO, 29%, 11/1/29[8]	204,721	50,904
Trust 308, Cl. 2, 23.105%, 9/1/30[8]	514,588	114,691
Trust 320, Cl. 2, 10.757%, 4/1/32[8]	2,046,540	505,808
Trust 321, Cl. 2, 1.086%, 4/1/32[8]	1,686,029	327,356
Trust 331, Cl. 9, 6.464%, 2/1/33[8]	559,918	99,242
Trust 334, Cl. 17, 20.491%, 2/1/33[8]	337,433	60,155
Trust 338, Cl. 2, 0.456%, 7/1/33[8]	319,199	42,716
Trust 339, Cl. 12, 2.679%, 7/1/33[8]	1,312,418	241,824
Trust 339, Cl. 7, 0%, 7/1/33[8,9]	1,675,436	231,901
Trust 343, Cl. 13, 0%, 9/1/33[8,9]	1,237,085	183,561
Trust 343, Cl. 18, 0%, 5/1/34[8,9]	380,747	59,130
Trust 345, Cl. 9, 0%, 1/1/34[8,9]	700,468	84,734
Trust 351, Cl. 10, 0%, 4/1/34[8,9]	451,130	64,192
Trust 351, Cl. 8, 0%, 4/1/34[8,9]	732,523	105,528
Trust 356, Cl. 10, 0%, 6/1/35[8,9]	582,497	82,959
Trust 356, Cl. 12, 0%, 2/1/35[8,9]	288,439	39,958
Trust 362, Cl. 13, 0%, 8/1/35[8,9]	967,359	166,353
Trust 364, Cl. 16, 0%, 9/1/35[8,9]	1,215,100	189,361
Trust 365, Cl. 16, 0.929%, 3/1/36[8]	3,376,117	516,880
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.331%, 9/25/23[10]	244,129	237,102

		308,266,545
GNMA/Guaranteed—0.2%
Government National Mortgage Assn., 8.50%, 8/1/17-12/15/17	50,416	54,089
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 88.083%, 1/16/27[8]	503,954	102,908
Series 2002-15, Cl. SM, 79.592%, 2/16/32[8]	478,593	106,460
Series 2002-41, Cl. GS, 48.83%, 6/16/32[8]	256,980	47,379
Series 2002-76, Cl. SY, 81.861%, 12/16/26[8]	1,265,698	290,543
Series 2004-11, Cl. SM, 70.953%, 1/17/30[8]	442,065	111,719
Series 2007-17, Cl. AI, 22.033%, 4/16/37[8]	3,574,668	800,500
Series 2011-52, Cl. HS, 9.436%, 4/16/41[8]	3,997,196	1,134,607
		2,648,205
Non-Agency—5.6%
Commercial—2.6%
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	2,525,000	2,909,656
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4, 5.772%, 6/1/49[7]	1,340,000	1,540,361
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.53%, 6/1/47[7]	1,464,911	1,165,444
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50[7]	1,525,000	1,645,860

16	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial Continued
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[4]	$423,389	$431,134
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	930,785	723,432
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	101,195	102,913
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	1,375,000	1,557,621
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.885%, 9/1/20[4,8]	14,796,894	952,898
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	236,147	158,842
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	1,840,000	2,111,060
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	1,088,833	1,116,972
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through Certificates, Series 2006-GG6, Cl. AM, 5.622%, 4/1/38	1,443,915	1,516,471
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,155,855	1,143,778
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.988%, 11/1/35[7]	2,036,700	1,587,066
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2011-C3, Cl. A1, 1.875%, 2/1/46[4]	1,264,092	1,284,084
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	2,590,000	2,664,764
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	590,000	677,146
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	359,149	367,754
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	2,120,069	1,937,134
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40	3,055,000	3,590,490
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through Certificates, Series 2006-C2, Cl. AM, 5.782%, 8/1/43	1,485,000	1,585,423
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 6.076%, 6/1/49[7]	1,700,000	1,751,199
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.414%, 5/1/36[7]	543,214	425,971
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.882%, 7/1/37[7]	2,082,009	1,488,431
Wachovia Bank Commercial Mortgage Trust 2007-C33, Commercial Mtg. Pass-Through Certificates, Series 2007-C33, Cl. A4, 6.097%, 2/1/51[7]	1,800,000	2,105,738
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	1,835,000	2,143,328
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.446%, 12/1/35[7]	1,018,446	894,744

OPPENHEIMER CAPITAL INCOME FUND	17

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Continued
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.733%, 4/1/37[7]	$85,252	$75,194
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6%, 11/1/37[7]	1,340,165	1,148,501
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 8.956%, 3/1/44[8]	19,860,375	1,658,272

		42,461,681
Multifamily—0.2%
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	703,829	613,909
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.548%, 6/1/36[7]	1,271,564	1,180,146
Countrywide Alternative Loan Trust 2005-86CB, Mtg. Pass-Through Certificates, Series 2005-86CB, Cl. A8, 5.50%, 2/1/36	326,400	290,375
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-424B, Cl. A12, 5.75%, 6/1/36	422,704	325,250
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.068%, 5/1/37[7]	507,953	460,385

		2,870,065
Other—0.4%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	5,725,000	6,511,117
Residential—2.4%
ABFC Asset-Backed Certificates, Asset-Back Certificates, Series 2005-HE2, Cl. M3, 0.756%, 6/25/35[7]	4,000,000	1,788,902
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-4, Cl. AM, 5.987%, 2/1/51[7]	1,635,000	1,695,766
Series 2007-1, Cl. 1A3, 6%, 1/1/37	592,197	501,880
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.527%, 5/1/36[7]	560,000	525,902
Banc of America Mortgage 2007-1 Trust, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A24, 6%, 3/1/37	1,868,399	1,828,915
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.346%, 7/25/36[7]	1,020,200	950,406
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	791,988	728,405
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36	3,012,783	2,745,048
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	846,039	740,233
Countrywide Alternative Loan Trust 2005-21CB, Mtg. Pass-Through Certificates, Series 2005-21CB, Cl. A7, 5.50%, 6/1/35	1,837,327	1,616,120

18	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Residential Continued
Countrywide Alternative Loan Trust 2005-J10, Mtg. Pass-Through Certificates, Series 2005-J10, Cl. 1A17, 5.50%, 10/1/35	$7,212,733	$6,674,075
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	1,253,263	968,777
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.976%, 2/25/33[7]	6,558	6,444
Series 2004-6, Cl. M5, 1.506%, 8/25/34[7]	2,362,066	1,074,550
Series 2005-16, Cl. 2AF2, 5.315%, 5/1/36[7]	447,187	348,030
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	535,971	475,423
CWABS Asset-Backed Certificates Trust 2005-4, Asset-Backed Certificates, Series 2005-4, Cl. MF7, 5.733%, 10/1/35	5,850,000	473,739
CWABS Asset-Backed Certificates Trust 2005-7, Asset-Backed Certificates, Series 2005-7, Cl. MF7, 5.732%, 10/1/35	3,284,000	185,825
CWABS Asset-Backed Certificates Trust 2005-BC5, Asset-Backed Certificates, Series 2005-BC5, Cl. M2, 0.716%, 1/25/36[7]	6,000,000	1,619,904
CWABS Asset-Backed Certificates Trust 2006-10, Asset-Backed Certificates, Series 2006-10, Cl. MF4, 5.716%, 9/1/46[7]	772,403	723
CWABS Asset-Backed Certificates Trust 2007-4, Asset-Backed Certificates, Series 2007-4, Cl. M2, 5.931%, 9/1/37	2,000,000	210,531
GMACM Home Equity Loan Trust 2007-HE2, Home Equity Loan-Backed Term Nts., Series 2007-HE2, Cl. A2, 6.054%, 12/1/37	27,875	23,636
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	820,893	789,423
Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Nts.:
Series 2005-HF1, Cl. A2B, 0.586%, 2/25/36[7]	1,010,886	830,426
Series 2005-HF1, Cl. A3B, 0.586%, 2/25/36[7]	761,391	625,470
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	1,276,139	1,166,858
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Cl. M4, 0.886%, 7/25/35[7]	4,000,000	471,886
RAMP Series 2006-NC3 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-NC3, Cl. A3, 0.506%, 3/25/36[7]	16,698,000	5,289,584
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	550,088	480,612
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.232%, 5/1/37[7]	1,232,932	1,156,825
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.805%, 1/1/37[7]	302,379	248,486
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	1,460,451	1,361,022
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	988,210	1,053,294
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.65%, 10/1/36[7]	1,236,509	1,179,172

		39,836,292
Total Mortgage-Backed Obligations (Cost $388,806,384)		402,593,905

OPPENHEIMER CAPITAL INCOME FUND	19

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Asset-Backed Securities—9.2%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[4]	$870,000	$876,458
Airspeed Ltd., Airplane Receivables: Series 2007-1A, Cl. G1, 0.51%, 6/15/32[3,7]	34,937,165	27,425,675
Series 2007-1A, Cl. G2, 0.52%, 6/15/32[3,7]	11,935,897	9,429,359
Ally Master Owner Trust 2010-1, Asset-Backed Certificates, Series 2010-1, Cl. A, 1.99%, 1/15/15[4,7]	155,000	155,913
Ally Master Owner Trust, Asset-Backed Nts., Series 2012-2, Cl. A, 0.74%, 3/15/16[7]	1,780,000	1,782,262
Ally Master Owner Trust, Automobile Receivables Nts., Series 2011-4, Cl. A2, 1.54%, 9/15/16	2,590,000	2,623,191
American Credit Acceptance Receivables Trust 2012-1, Automobile Receivables Nts., Series 2012-1, Cl. A1, 1.96%, 1/15/14[4]	563,889	563,921
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. A, 1.89%, 7/15/16[3]	1,930,173	1,930,704
AmeriCredit Automobile Receivables Trust 2010-1, Automobile Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17	1,055,000	1,135,617
AmeriCredit Automobile Receivables Trust 2010-2, Automobile Receivables-Backed Nts.: Series 2010-2, Cl. C, 4.52%, 10/8/15	1,480,000	1,540,869
Series 2010-2, Cl. D, 6.24%, 6/8/16	2,015,000	2,183,670
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	430,000	458,858
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.: Series 2011-2, Cl. A3, 1.61%, 10/8/15	240,000	241,862
Series 2011-2, Cl. B, 2.33%, 3/8/16	1,495,000	1,527,079
Series 2011-2, Cl. D, 4%, 5/8/17	1,450,000	1,525,020
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	2,355,000	2,449,302
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables-Backed Nts.: Series 2011-5, Cl. D, 1.55%, 7/8/16	35,000	35,576
Series 2011-5, Cl. D, 5.05%, 12/8/17	1,500,000	1,607,407
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	1,405,000	1,511,455
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. D, 3.38%, 4/9/18	2,345,000	2,410,556
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.:
Series 2010-3A, Cl. A, 4.64%, 5/20/16[4]	700,000	760,063
Series 2011-2A, Cl. A, 2.37%, 11/20/14[4]	1,570,000	1,604,233
Series 2012-1A, Cl. A, 2.054%, 8/20/16[4]	2,130,000	2,184,371
Blade Engine Securitization Ltd., Asset-Backed Certificates, Series 2006-1A, Cl. B, 3.24%, 9/15/41[3,7]	9,084,096	6,903,913
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[4]	266,841	280,140

20	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities Continued
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	$430,000	$443,141
Citibank Omni Master Trust, Credit Card Receivables, Series 2009-A17, Cl. A17, 4.90%, 11/15/18[4]	1,905,000	2,080,572
CPS Auto Trust, Automobile Receivable Nts., Series 2012-B, Cl. A, 3.09%, 9/1/19[4]	1,924,937	1,932,156
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 2.20%, 9/16/19[4]	890,000	895,866
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	1,465,000	1,502,869
DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[4]	3,083	3,085
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[4]	2,035,000	2,039,619
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[4]	495,000	495,266
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41[4]	1,491,000	1,513,944
DT Auto Owner Trust 2012-1A, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.05%, 1/15/15[4]	1,073,167	1,073,751
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.:
Series 2012-2, Cl. C, 2.72%, 4/17/17[4]	180,000	180,389
Series 2012-2, Cl. D, 4.35%, 3/15/19[4]	430,000	431,493
Exeter Automobile Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 2.02%, 8/15/16[4]	960,084	961,794
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	468,085	468,044
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[4]	2,700,000	2,760,033
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.59%, 3/15/16[7]	1,800,000	1,812,734
NuCO2 Funding LLC, Asset-Backed Nts., Series 2008-1A, Cl. A1, 7.25%, 6/25/38[3]	35,000,000	36,557,500
Rental Car Finance Corp., Automobile Receivable Nts., Series 2011-1A, Cl. A1, 2.51%, 2/25/16[4]	1,290,000	1,315,238
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	1,670,000	1,695,334
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[4]	1,540,000	1,569,946
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	1,715,000	1,753,817
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts., Series 2011-4, Cl. B, 2.90%, 5/16/16	820,000	844,858
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]	1,235,601	1,239,271

OPPENHEIMER CAPITAL INCOME FUND	21

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Asset-Backed Securities Continued
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[3]	$933,061	$934,834
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 5%, 2/15/18	1,875,000	1,931,380
SNAAC Auto Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.78%, 6/15/16[4]	988,073	989,863
Structured Asset Securities Corp., Mtg. Loan Asset-Backed Certificates, Series 2007-GEL2, Cl. A2, 0.556%, 5/25/37[7]	10,000,000	6,311,760
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[4]	731,514	732,659
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl. A2, 1.19%, 3/20/21[4]	885,000	887,516
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21	625,000	629,150
Total Asset-Backed Securities (Cost $148,511,168)		149,135,356
U.S. Government Obligations—1.3%
Federal Home Loan Mortgage Corp. Nts.:
0.50%, 4/17/15	5,136,000	5,158,747
1%, 7/28/17	1,497,000	1,518,409
1.25%, 8/1/19	1,555,000	1,559,814
2.375%, 1/13/22	3,075,000	3,240,749
5.25%, 4/18/16	1,600,000	1,874,779
Federal National Mortgage Assn. Nts.:
0.50%, 9/28/15	3,922,000	3,936,347
0.875%, 8/28/17	3,498,000	3,524,015
U.S. Treasury Nts., 1.75%, 5/15/22	421,000	429,881
Total U.S. Government Obligations (Cost $20,778,579)		21,242,741
Non-Convertible Corporate Bonds and Notes—19.7%
Consumer Discretionary—2.9%
Auto Components—0.1%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	1,451,000	1,570,708
Automobiles—0.3%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	830,000	1,307,999
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	3,563,000	3,944,394

		5,252,393
Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	1,738,000	1,907,455
Hotels, Restaurants & Leisure—0.3%
Darden Restaurants, Inc., 4.50% Sr. Unsec. Unsub. Nts., 10/15/21	821,000	878,053
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[4]	2,591,000	2,842,413
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	400,000	479,903
		4,200,369

22	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Household Durables—0.2%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	$1,637,000	$1,767,960
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	1,574,000	1,617,291
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	601,000	613,271

		3,998,522
Media—1.0%
CBS Corp., 4.85% Sr. Unsec. Unsub. Nts., 7/1/42	514,000	536,991
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	995,000	1,489,542
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	375,000	402,135
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	1,505,000	1,719,463
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	922,000	945,949
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	1,607,000	1,719,490
Historic TW, Inc., 9.125% Debs., 1/15/13	547,000	563,285
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	586,000	638,008
10% Sr. Unsec. Nts., 7/15/17	1,669,000	1,873,453
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	553,000	683,008
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	434,000	433,891
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	876,000	1,266,245
Time Warner, Inc., 9.15% Debs., 2/1/23	201,000	287,776
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	895,000	1,030,149
6.50% Sr. Sec. Nts., 1/15/18	1,981,000	2,169,195
		15,758,580
Multiline Retail—0.3%
Dollar General Corp., 4.125% Nts., 7/15/17	1,545,000	1,614,525
Macy’s Retail Holdings, Inc.:
5.125% Sr. Unsec. Nts., 1/15/42	587,000	653,977
5.75% Sr. Unsec. Nts., 7/15/14	2,212,000	2,406,961
		4,675,463
Specialty Retail—0.5%
Gap, Inc. (The), 5.95% Sr. Unsec. Unsub. Nts., 4/12/21	897,000	970,994
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	1,592,000	1,791,000
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	1,772,000	1,918,190
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	1,636,000	1,836,410
Staples, Inc., 9.75% Sr. Unsec. Unsub. Nts., 1/15/14	1,373,000	1,533,988
		8,050,582
Textiles, Apparel & Luxury Goods—0.1%
Phillips-Van Heusen Corp., 7.375% Sr. Unsec. Unsub. Nts., 5/15/20	1,400,000	1,575,000

OPPENHEIMER CAPITAL INCOME FUND	23

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Consumer Staples—1.3%
Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	$782,000	$1,315,618
Coca-Cola HBC Finance BV, 5.125% Sr. Unsec. Unsub. Nts., 9/17/13	768,000	791,975
Constellation Brands, Inc., 6% Sr. Unsec. Unsub. Nts., 5/1/22	1,619,000	1,827,446
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	440,000	481,472
Pernod-Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[4]	1,550,000	1,653,092
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42	650,000	759,699
		6,829,302
Food & Staples Retailing—0.1%
Delhaize Group: 5.70% Sr. Unsec. Nts., 10/1/40	464,000	381,485
5.875% Sr. Unsec. Unsub. Bonds, 2/1/14	1,403,000	1,475,942
		1,857,427
Food Products—0.5%
Bunge Ltd. Finance Corp.: 5.35% Sr. Unsec. Unsub. Nts., 4/15/14	1,471,000	1,549,229
8.50% Sr. Unsec. Nts., 6/15/19	1,008,000	1,274,909
Kraft Foods Group, Inc., 6.50% Sr. Unsec. Unsub. Nts., 2/9/40[4]	986,000	1,351,004
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	1,694,000	1,850,695
Tyson Foods, Inc., 4.50% Sr. Unsec. Unsub. Nts., 6/15/22	802,000	814,030

		6,839,867
Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,240,000	2,171,037
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	1,083,000	1,305,779
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	1,594,000	1,668,027

		5,144,843
Energy—2.0%
Energy Equipment & Services—0.5%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	1,742,000	1,959,388
Nabors Industries, Inc., 4.625% Sr. Unsec. Nts., 9/15/21	1,443,000	1,541,411
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14	1,388,000	1,518,616
Precision Drilling Corp.:
6.50% Sr. Unsec. Nts., 12/15/21	751,000	792,305
6.625% Sr. Unsec. Nts., 11/15/20	717,000	756,435
Rowan Cos., Inc., 4.875% Sr. Unsec. Nts., 6/1/22	1,053,000	1,111,652

		7,679,807
Oil, Gas & Consumable Fuels—1.5%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	604,000	737,617
Apache Corp., 4.75% Sr. Unsec. Unsub. Nts., 4/15/43	539,000	621,729

24	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Canadian Oil Sands Ltd.: 5.80% Sr. Unsec. Nts., 8/15/13[4]	$1,584,000	$1,646,186
6% Sr. Unsec. Nts., 4/1/42[4]	691,000	787,602
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	2,344,000	2,776,510
Energy Transfer Partners LP: 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	1,287,000	1,374,717
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	465,000	513,118
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	2,761,000	2,840,694
Kinder Morgan Energy Partners LP: 3.95% Sr. Unsec. Unsub. Nts., 9/1/22	835,000	888,638
5% Sr. Unsec. Unsub. Nts., 8/15/42	485,000	501,671
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	1,560,000	1,712,100
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	676,000	846,989
Phillips 66, 5.875% Sr. Unsec. Unsub. Nts., 5/1/42[4]	519,000	615,867
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	1,578,000	1,751,580
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	1,466,000	1,585,113
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[4]	1,643,000	1,618,355
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22[4]	809,000	852,853
Valero Logistics Operations LP, 6.05% Nts., 3/15/13	130,000	132,611
Woodside Finance Ltd.:
4.60% Sr. Unsec. Nts., 5/10/21[4]	1,223,000	1,324,197
5% Sr. Unsec. Nts., 11/15/13[4]	1,569,000	1,633,908

		24,762,055
Financials—8.1%
Capital Markets—1.8%
Blackstone Holdings Finance Co. LLC: 4.75% Sr. Unsec. Nts., 2/15/23[4]	458,000	472,147
6.625% Sr. Unsec. Nts., 8/15/19[4]	2,213,000	2,514,917
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	1,639,000	1,635,871
Goldman Sachs Group, Inc. (The): 5.25% Sr. Unsec. Nts., 7/27/21	1,367,000	1,457,065
6.25% Sr. Nts., 2/1/41	1,534,000	1,721,961
Macquarie Bank Ltd.: 5% Sr. Nts., 2/22/17[4]	518,000	541,707
6.625% Unsec. Sub. Nts., 4/7/21[4]	2,342,000	2,453,660
Mellon Capital IV, 4% Perpetual Bonds[7,11]	6,000,000	5,216,940
Morgan Stanley: 5.625% Sr. Unsec. Nts., 9/23/19	3,798,000	3,937,884
6.25% Sr. Unsec. Nts., 8/28/17	1,000,000	1,084,851
6.375% Sr. Unsec. Nts., 7/24/42	1,299,000	1,322,333
Nomura Holdings, Inc.: 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	1,568,000	1,625,999
6.70% Sr. Unsec. Nts., 3/4/20	144,000	165,664
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24	1,582,000	1,759,524

OPPENHEIMER CAPITAL INCOME FUND	25

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Capital Markets Continued
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	$1,765,000	$1,773,513
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	667,000	674,761
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[11]	1,611,000	1,598,918

		29,957,715
Commercial Banks—1.7%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[4]	1,820,000	1,830,698
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	3,032,000	3,043,370
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[4]	727,000	718,196
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[7]	4,160,000	4,066,400
LBG Capital No.1 plc, 8% Unsec. Sub. Nts., 12/15/49[4]	378,000	343,035
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[4]	1,272,000	1,308,096
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	1,067,000	1,090,099
Wachovia Capital Trust III, 5.57% Perpetual Bonds[7,11]	11,000,000	10,903,750
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K11	1,773,000	2,014,571
Zions Bancorp, 4.50% Sr. Unsec. Unsub. Nts., 3/27/17	2,805,000	2,935,671

		28,253,886
Consumer Finance—0.3%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	1,577,000	1,625,058
Discover Bank, 8.70% Unsec. Sub. Nts., 11/18/19	2,295,000	2,909,796

		4,534,854
Diversified Financial Services—1.4%
Bank of America Corp., 5.70% Sr. Unsec. Unsub. Nts., 1/24/22	2,498,000	2,832,000
Citigroup, Inc.: 4.50% Sr. Unsec. Nts., 1/14/22	2,532,000	2,683,036
6.125% Sr. Unsec. Unsub. Nts., 11/21/17	2,619,000	3,027,457
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[11]	9,712,000	10,902,711
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	2,285,000	2,777,232

		22,222,436
Insurance—2.4%
American International Group, Inc.: 4.875% Sr. Unsec. Nts., 6/1/22	1,355,000	1,480,840
6.25% Jr. Sub. Bonds, 3/15/37	760,000	767,600
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	694,000	864,833
CNA Financial Corp.: 5.75% Sr. Unsec. Unsub. Nts., 8/15/21	1,361,000	1,568,595
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	851,000	983,166
Hartford Financial Services Group, Inc., 6.625% Sr. Unsec. Unsub. Nts., 4/15/42	948,000	1,070,994
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[4]	1,130,000	1,132,754

26	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Insurance Continued
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	$3,280,000	$3,181,600
MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39	10,000,000	14,675,000
Prudential Covered Trust 2012-1, 2.997% Sec. Nts., 9/30/15[4]	2,078,000	2,153,891
Prudential Financial, Inc., 5.875% Sub. Nts., 9/15/42	1,200,000	1,216,500
Swiss Re Capital I LP, 6.854% Perpetual Bonds[4,11]	3,339,000	3,308,602
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	2,650,000	2,931,973
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[3,7]	2,966,000	3,132,838

		38,469,186
Real Estate Investment Trusts—0.5%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	440,000	482,083
7% Sr. Unsec. Nts., 10/15/17	1,409,000	1,677,120
CommonWealth REIT, 5.75% Sr. Unsec. Unsub. Bonds, 2/15/14	1,482,000	1,521,581
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	1,625,000	1,674,546
National Retail Properties, Inc., 6.25% Sr. Unsec. Unsub. Nts., 6/15/14	1,115,000	1,200,179
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[4]	1,426,000	1,563,108

		8,118,617
Health Care—0.7%
Biotechnology—0.3%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22	1,562,000	1,657,858
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	1,731,000	1,744,462
Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41	840,000	1,075,243

		4,477,563
Health Care Providers & Services—0.2%
Aristotle Holding, Inc., 3.90% Unsec. Nts., 2/15/22[4]	1,110,000	1,209,903
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	854,000	1,186,507
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	1,086,000	1,292,515

		3,688,925
Pharmaceuticals—0.2%
Bristol-Myers Squibb Co., 2% Sr. Unsec. Unsub. Nts., 8/1/22	1,149,000	1,124,822
Mylan, Inc., 6% Sr. Nts., 11/15/18[4]	1,791,000	1,925,325

		3,050,147
Industrials—1.2%
Aerospace & Defense—0.2%
BE Aerospace, Inc., 5.25% Sr. Unsec. Unsub. Nts., 4/1/22	1,072,000	1,120,240
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,484,000	1,613,850

		2,734,090

OPPENHEIMER CAPITAL INCOME FUND	27

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Services & Supplies—0.1%
Clean Harbors, Inc., 5.25% Sr. Unsec. Nts., 8/1/20[4]	$1,596,000	$1,645,875
Industrial Conglomerates—0.3%
General Electric Capital Corp.: 5.25% Sr. Unsec. Nts., 10/19/12	260,000	261,498
6.375% Unsec. Sub. Bonds, 11/15/67	3,251,000	3,433,869
7.125% Unsec. Sub. Nts., 12/15/49	1,300,000	1,425,350

		5,120,717
Machinery—0.4%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[4]	1,707,000	1,860,630
ITT Corp., 7.375% Unsec. Debs., 11/15/15	1,093,000	1,261,318
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	1,121,000	1,238,230
Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22	1,184,000	1,239,721
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[4]	1,426,000	1,589,990

		7,189,889
Professional Services—0.1%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	1,480,000	1,587,300
Road & Rail—0.1%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	628,000	761,849
Information Technology—0.6%
Communications Equipment—0.0%
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	686,000	779,792
Computers & Peripherals—0.2%
Hewlett-Packard Co.: 4.65% Sr. Unsec. Nts., 12/9/21	1,263,000	1,296,586
4.75% Sr. Unsec. Nts., 6/2/14	1,473,000	1,554,754

		2,851,340
Electronic Equipment & Instruments—0.2%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	1,792,000	1,932,108
Corning, Inc., 4.75% Sr. Unsec. Unsub. Nts., 3/15/42	634,000	691,431

		2,623,539
Office Electronics—0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	1,571,000	1,618,391
Software—0.1%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	1,972,000	2,056,916
Materials—1.4%
Chemicals—0.3%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	787,000	993,511
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	2,867,000	3,033,960
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	1,104,000	1,214,952

		5,242,423

28	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Containers & Packaging—0.3%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	$1,562,000	$1,733,820
Greif, Inc., 7.75% Sr. Unsec. Nts., 8/1/19	1,388,000	1,596,200
Rock-Tenn Co., 4.90% Sr. Unsec. Nts., 3/1/22[4]	563,000	612,966
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21[4]	1,355,000	1,531,150

		5,474,136
Metals & Mining—0.6%
ArcelorMittal, 6.25% Sr. Unsec. Unsub. Nts., 2/25/22	870,000	846,984
Cliffs Natural Resources, Inc., 6.25% Sr. Unsec. Unsub. Nts., 10/1/40	431,000	413,880
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Nts., 3/1/22	1,149,000	1,144,596
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	2,519,000	2,857,219
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12	1,625,000	1,627,366
Xstrata Canada Corp.: 5.375% Sr. Unsec. Unsub. Nts., 6/1/15	1,190,000	1,291,329
6% Sr. Unsec. Unsub. Nts., 10/15/15	1,317,000	1,467,876

		9,649,250
Paper & Forest Products—0.2%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	696,000	833,825
Westvaco Corp., 7.95% Sr. Unsec. Unsub. Nts., 2/15/31	1,301,000	1,692,388

		2,526,213
Telecommunication Services—0.9%
Diversified Telecommunication Services—0.8%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	1,262,000	1,653,787
British Telecommunications plc, 9.625% Bonds, 12/15/30	1,010,000	1,627,255
CenturyLink, Inc., 7.65% Sr. Unsec. Unsub. Nts., 3/15/42	1,236,000	1,294,114
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	1,436,000	1,608,320
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	2,141,000	2,007,188
Telefonica Emisiones SAU, 5.462% Sr. Unsec. Unsub. Nts., 2/16/21	2,361,000	2,178,023
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	982,000	1,325,050
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	1,536,000	1,678,080

		13,371,817
Wireless Telecommunication Services—0.1%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	810,000	837,946
Utilities—0.6%
Electric Utilities—0.4%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	2,254,000	2,412,898
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	1,659,000	1,682,342
Oncor Electric Delivery Co. LLC, 4.10% Unsub. Nts., 6/1/22	314,000	328,674
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[4]	2,585,000	2,897,284

		7,321,198

OPPENHEIMER CAPITAL INCOME FUND	29

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Energy Traders—0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	$1,575,000		$1,645,325
Multi-Utilities—0.1%
Nisource Finance Corp., 3.85% Sr. Unsec. Unsub. Nts., 2/15/23	1,115,000		1,158,990

Total Non-Convertible Corporate Bonds and Notes (Cost $296,805,037)			319,072,698
Convertible Corporate Bonds and Notes—2.5%
Advanced Micro Devices, Inc., 6% Cv. Sr. Unsec. Nts., 5/1/15	12,210,000		12,469,451
Amylin Pharmaceuticals, Inc., 3% Cv. Sr. Unsec. Nts., 6/15/14	13,000,000		13,715,000
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[7]	4,925,000		5,011,188
LifePoint Hospitals, Inc.: 3.25% Cv. Sr. Unsec. Sub. Nts., 8/15/25	4,000,000		4,035,000
3.50% Cv. Sr. Unsec. Sub. Nts., 5/15/14	5,000,000		5,356,250

Total Convertible Corporate Bonds and Notes (Cost $36,585,427)			40,586,889
	Shares
Structured Securities—0.4%
Barclays Bank plc, Hewlett-Packard Co. Equity Linked Nts. (Cost $10,000,007)	408,497		6,781,050
	Principal Amount
Event-Linked Bonds—0.6%
Calypso Capital Ltd. Catastrophe Linked Nts., Series 2010-1, Cl. A, 4.153%, 1/10/14[4,7]	2,041,000	EUR	2,565,049
Foundation Re III Ltd. Catastrophe Linked Nts., Series 1-A, 5.75%, 2/3/14[4,7]	2,100,000		2,091,390
Longpoint Re Ltd. Catastrophe Linked Nts., 5.40%, 12/24/12[4,7]	1,606,000		1,605,679
Midori Ltd. Catastrophe Linked Nts., 3.205%, 10/24/12[4,7]	3,000,000		3,000,300

Total Event-Linked Bonds (Cost $9,531,524)			9,262,418

	Expiration Date	Strike Price	Contracts
Options Purchased—0.0%
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[2]	9/24/12	$135.000	585	91,406
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[2]	9/24/12	136.000	200	9,375

Total Options Purchased (Cost $359,796)				100,781

	Swaption Expiration Date		Notional Amount
Swaptions Purchased—0.2%
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 4%; Received: Three-Month BBA LIBOR; Termination Date: 11/28/24[2]	11/26/14		$50,000,000	632,809
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 5.28%; Received: Three-Month BBA LIBOR; Termination Date: 10/19/25[2]	10/16/15		11,666,666	113,112

30	OPPENHEIMER CAPITAL INCOME FUND

	Swaption Expiration Date	Notional Amount	Value
Swaptions Purchased Continued
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 5.445%; Received: Three-Month BBA LIBOR; Termination Date: 11/9/25[2]	11/6/15	$11,666,666	$106,311
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 4%; Received: Three-Month BBA LIBOR; Termination Date: 12/3/24[2]	12/2/14	50,000,000	640,797
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 4%; Received: Three-Month BBA LIBOR; Termination Date: 2/26/25[2]	2/25/15	50,000,000	762,841
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 4.50%: Received: Three-Month BBA LIBOR; Termination Date: 2/28/27[2]	2/27/17	50,000,000	1,348,003
Total Swaptions Purchased (Cost $7,992,500)			3,603,873

	Shares
Investment Companies—22.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.19%[1,12]	206,909,741	206,909,741
Oppenheimer Master Loan Fund, LLC[1]	11,000,141	139,846,995
Oppenheimer Short Duration Fund, Cl. Y1	2,011,498	20,155,207
Total Investment Companies (Cost $366,556,542)		366,911,943
Total Investments, at Value (Cost $1,711,363,611)	113.6%	1,842,448,823
Liabilities in Excess of Other Assets	(13.6)	(220,093,484)

Net Assets	100.0%	$1,622,355,339

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

Eur             Euro

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 31, 2011	Gross Additions	Gross Reductions	Shares August 31, 2012
H.J. Heinz Finance Co., 8% Cum., Series B	40	255	—	295
Oppenheimer Capital Income Fund (Cayman) Ltd.[a]	—	7,500	—	7,500
Oppenheimer Institutional Money Market Fund, Cl. E	286,727,498	422,302,819	502,120,576	206,909,741
Oppenheimer Master Loan Fund, LLC	6,879,066	4,121,075	—	11,000,141
Oppenheimer Short Duration Fund, Cl. Y	1,000,000	1,011,498	—	2,011,498

OPPENHEIMER CAPITAL INCOME FUND	31

STATEMENT OF INVESTMENTS    Continued

	Value	Income		Realized Loss
H.J. Heinz Finance Co., 8% Cum., Series B	$31,048,750	$830,000		$—
Oppenheimer Capital Income Fund (Cayman) Ltd.[a]	752,031	—		—
Oppenheimer Institutional Money Market Fund, Cl. E	206,909,741	443,642		—
Oppenheimer Master Loan Fund, LLC	139,846,995	8,224,003	[b]	1,783,128	[b]
Oppenheimer Short Duration Fund, Cl. Y	20,155,207	115,891		—

	$398,712,724	$9,613,536		$1,783,128

a. Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Restricted security. The aggregate value of restricted securities as of August 31, 2012 was $94,411,707, which represents 5.82% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G1, 0.51%, 6/15/32	7/28/10-10/21/10	$27,948,848	$27,425,675	$(523,173)
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G2, 0.52%, 6/15/32	4/8/11	10,021,126	9,429,359	(591,767)
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. A, 1.89%, 7/15/16	7/19/12	1,930,087	1,930,704	617
Blade Engine Securitization Ltd., Asset-Backed Certificates, Series 2006-1A, Cl. B, 3.24%, 9/15/41	11/10/09	5,834,194	6,903,913	1,069,719
Bond Street Holdings LLC, Cl. A	11/4/09	5,700,000	5,272,500	(427,500)
NuCO2 Funding LLC, Asset-Backed Nts., Series 2008-1A, Cl. A1, 7.25%, 6/25/38	1/25/11-7/18/12	37,269,721	36,557,500	(712,221)
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14	7/16/09-2/16/12	1,498,517	1,585,113	86,596
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-2/9/12	1,236,905	1,239,271	2,366
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-1/19/12	931,275	934,834	3,559
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-2/23/12	2,907,712	3,132,838	225,126

		$95,278,385	$94,411,707	$(866,678)

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $115,206,984 or 7.10% of the Fund’s net assets as of August 31, 2012.

5. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $594,407. See Note 6 of the accompanying Notes.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after August 31, 2012. See Note 1 of the accompanying Notes.

7. Represents the current interest rate for a variable or increasing rate security.

32	OPPENHEIMER CAPITAL INCOME FUND

Footnotes to Statement of Investments Continued

8. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $20,365,407 or 1.26% of the Fund’s net assets as of August 31, 2012.

9. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

10. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $313,556 or 0.02% of the Fund’s net assets as of August 31, 2012.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Rate shown is the 7-day yield as of August 31, 2012.

Foreign Currency Exchange Contracts as of August 31, 2012 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Depreciation
Bank of America
Euro (EUR)	Sell	2,555	EUR	11/19/12	$3,216,736	$75,290

Futures Contracts as of August 31, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Euro BTP	Sell	20	9/6/12	$2,542,765	$ (6,162)
U.S. Treasury Long Bonds, 20 yr.	Buy	185	12/19/12	28,010,156	376,885
U.S. Treasury Nts., 2 yr.	Sell	321	12/31/12	70,805,578	(49,206)
U.S. Treasury Nts., 5 yr.	Sell	342	12/31/12	42,635,110	(238,617)
U.S. Treasury Nts., 10 yr.	Buy	272	12/19/12	36,371,500	290,916
U.S. Treasury Nts., 10 yr.	Sell	88	12/19/12	11,767,250	(86,767)
U.S. Treasury Ultra Bonds	Buy	201	12/19/12	33,969,000	777,529

					$1,064,578

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	33

STATEMENT OF ASSETS AND LIABILITIES    August 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,313,252,067)	$1,443,736,099
Affiliated companies (cost $397,361,544)	397,960,693
Wholly-owned subsidiary (cost $750,000)	752,031
1,842,448,823
Cash	427,895
Cash used for collateral on futures	1,233,329
Receivables and other assets:
Investments sold (including $19,654,215 sold on a when-issued or delayed delivery basis)	20,298,535
Interest, dividends and principal paydowns	7,631,844
Shares of beneficial interest sold	2,805,151
Futures margins	670,662
Other	115,800
Total assets	1,875,632,039
Liabilities
Unrealized depreciation on foreign currency exchange contracts	75,290
Payables and other liabilities:
Investments purchased (including $249,132,353 purchased on a when-issued or delayed delivery basis)	250,518,625
Shares of beneficial interest redeemed	1,618,048
Distribution and service plan fees	337,024
Transfer and shareholder servicing agent fees	240,513
Futures margins	205,297
Trustees’ compensation	132,998
Shareholder communications	103,850
Other	45,055
Total liabilities	253,276,700
Net Assets	$1,622,355,339
Composition of Net Assets
Par value of shares of beneficial interest	$177,300
Additional paid-in capital	1,996,850,625
Accumulated net investment income	20,502,429
Accumulated net realized loss on investments and foreign currency transactions	(527,251,747)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	132,076,732
Net Assets	$1,622,355,339

34	OPPENHEIMER CAPITAL INCOME FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,422,231,644 and 155,024,221 shares of beneficial interest outstanding)	$9.17
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.73
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $43,790,397 and 4,877,041 shares of beneficial interest outstanding)	$8.98
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $112,219,500 and 12,564,228 shares of beneficial interest outstanding)	$8.93
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,994,315 and 2,315,448 shares of beneficial interest outstanding)	$9.07
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $23,119,483 and 2,519,196 shares of beneficial interest outstanding)	$9.18

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	35

STATEMENT OF OPERATIONS    For the Year Ended August 31, 2012

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$8,223,234
Dividends	769
Expenses[2]	(375,146)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	7,848,857
Investment Income
Interest	39,154,984
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $31,715)	11,988,003
Affiliated companies	1,389,533
Fee income on when-issued securities	4,476,275
Other income	48,869
Total investment income	57,057,664
Expenses
Management fees	8,637,636
Distribution and service plan fees:
Class A	3,187,681
Class B	454,404
Class C	1,009,209
Class N	95,918
Transfer and shareholder servicing agent fees:
Class A	2,367,516
Class B	222,224
Class C	254,433
Class N	51,590
Class Y	6,782
Shareholder communications:
Class A	219,629
Class B	19,633
Class C	20,423
Class N	3,760
Class Y	584
Trustees’ compensation	73,137
Custodian fees and expenses	13,383
Administration service fees	1,500
Other	240,598
Total expenses	16,880,040
Less waivers and reimbursements of expenses	(674,488)
Net expenses	16,205,552
Net Investment Income	48,700,969

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Notes.

2. Net of expense waivers and/or reimbursements of $3,884.

36	OPPENHEIMER CAPITAL INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$27,995,910
Closing and expiration of option contracts written	739,434
Closing and expiration of futures contracts	9,559,131
Foreign currency transactions	288,235
Swap contracts	397,735
Net realized loss allocated from Oppenheimer Master Loan Fund, LLC	(1,783,128)
Net realized gain	37,197,317
Net change in unrealized appreciation/depreciation on:
Investments	58,510,186
Translation of assets and liabilities denominated in foreign currencies	(892,374)
Futures contracts	1,437,088
Swap contracts	(3,350,870)
Net change in unrealized appreciation/deprecation allocated from Oppenheimer Master Loan Fund, LLC	4,384,475
Net change in unrealized appreciation/depreciation	60,088,505
Net Increase in Net Assets Resulting from Operations	$145,986,791

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	37

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2012	2011
Operations
Net investment income	$48,700,969	$57,768,625
Net realized gain	37,197,317	129,814,230
Net change in unrealized appreciation/depreciation	60,088,505	(12,503,810)
Net increase in net assets resulting from operations	145,986,791	175,079,045
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(55,099,362)	(63,842,609)
Class B	(1,400,187)	(2,127,317)
Class C	(3,210,056)	(3,614,673)
Class N	(740,433)	(891,702)
Class Y	(255,440)	(40,121)
	(60,705,478)	(70,516,422)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(76,615,442)	(120,489,829)
Class B	(8,768,621)	(19,067,370)
Class C	8,150,935	(7,989,891)
Class N	(419,563)	(3,659,477)
Class Y	17,649,070	4,981,754
	(60,003,621)	(146,224,813)
Net Assets
Total increase (decrease)	25,277,692	(41,662,190)
Beginning of period	1,597,077,647	1,638,739,837
End of period (including accumulated net investment income of $20,502,429 and $24,440,901, respectively)	$1,622,355,339	$1,597,077,647

See accompanying Notes to Financial Statements.

38	OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.70	$8.18	$7.50	$10.44	$13.10
Income (loss) from investment operations:
Net investment income[1]	.28	.31	.30	.48	.59
Net realized and unrealized gain (loss)	.54	.58	.53	(3.11)	(1.74)
Total from investment operations	.82	.89	.83	(2.63)	(1.15)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.35)	(.37)	(.15)	(.12)	(.50)
Distributions from net realized gain	—	—	—	(.19)	(1.01)
Total dividends and/or distributions to shareholders	(.35)	(.37)	(.15)	(.31)	(1.51)
Net asset value, end of period	$9.17	$8.70	$8.18	$7.50	$10.44
Total Return, at Net Asset Value[2]	9.69%	11.06%	11.13%	(25.18)%	(9.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,422,232	$1,423,082	$1,450,829	$1,521,396	$2,176,214
Average net assets (in thousands)	$1,400,955	$1,486,145	$1,512,770	$1,388,938	$2,458,736
Ratios to average net assets:[3]
Net investment income	3.18%[4]	3.55%[4]	3.75%	6.64%	5.11%
Total expenses	1.00%[4,5]	0.99%[4,6]	1.02%[6]	1.02%[6]	0.91%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%[4,7]	0.96%[4]	0.90%	0.94%	0.91%
Portfolio turnover rate[8]	80%	92%	77%	92%	68%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	1.02%

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.01%
Year Ended August 31, 2010	1.04%
Year Ended August 31, 2009	1.03%
Year Ended August 31, 2008	0.91%

7. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	0.98%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	39

FINANCIAL HIGHLIGHTS    Continued

Class B Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.51	$8.01	$7.36	$10.31	$12.94
Income (loss) from investment operations:
Net investment income[1]	.19	.22	.22	.41	.49
Net realized and unrealized gain (loss)	.54	.57	.52	(3.09)	(1.71)
Total from investment operations	.73	.79	.74	(2.68)	(1.22)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.29)	(.09)	(.08)	(.40)
Distributions from net realized gain	—	—	—	(.19)	(1.01)
Total dividends and/or distributions to shareholders	(.26)	(.29)	(.09)	(.27)	(1.41)
Net asset value, end of period	$8.98	$8.51	$8.01	$7.36	$10.31
Total Return, at Net Asset Value[2]	8.80%	9.94%	10.05%	(25.94)%	(10.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,790	$50,221	$65,079	$87,518	$153,650
Average net assets (in thousands)	$45,562	$60,410	$75,369	$88,562	$193,912
Ratios to average net assets:[3]
Net investment income	2.21%[4]	2.55%[4]	2.81%	5.80%	4.27%
Total expenses	2.12%[4,5]	2.12%[4,6]	2.14%[6]	2.03%[6]	1.75%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%[4,7]	1.97%[4]	1.85%	1.85%	1.75%
Portfolio turnover rate[8]	80%	92%	77%	92%	68%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	2.14%

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	2.14%
Year Ended August 31, 2010	2.16%
Year Ended August 31, 2009	2.04%
Year Ended August 31, 2008	1.75%

7. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	1.96%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052

See accompanying Notes to Financial Statements.

40	OPPENHEIMER CAPITAL INCOME FUND

Class C Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.47	$7.98	$7.33	$10.26	$12.89
Income (loss) from investment operations:
Net investment income[1]	.20	.23	.23	.41	.49
Net realized and unrealized gain (loss)	.53	.56	.52	(3.07)	(1.71)
Total from investment operations	.73	.79	.75	(2.66)	(1.22)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.30)	(.10)	(.08)	(.40)
Distributions from net realized gain	—	—	—	(.19)	(1.01)
Total dividends and/or distributions to shareholders	(.27)	(.30)	(.10)	(.27)	(1.41)
Net asset value, end of period	$8.93	$8.47	$7.98	$7.33	$10.26
Total Return, at Net Asset Value[2]	8.91%	10.00%	10.19%	(25.85)%	(10.22)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,220	$ 98,566	$100,299	$112,970	$130,753
Average net assets (in thousands)	$101,423	$102,156	$106,999	$ 82,632	$156,924
Ratios to average net assets:[3]
Net investment income	2.32%[4]	2.67%[4]	2.88%	5.77%	4.29%
Total expenses	1.86%[4,5]	1.87%[4,6]	1.89%[6]	1.91%[6]	1.72%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%[4,7]	1.84%[4]	1.77%	1.80%	1.72%
Portfolio turnover rate[8]	80%	92%	77%	92%	68%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	1.88%

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.89%
Year Ended August 31, 2010	1.91%
Year Ended August 31, 2009	1.92%
Year Ended August 31, 2008	1.72%

7. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	1.84%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	41

FINANCIAL HIGHLIGHTS    Continued

Class N Year Ended August 31,	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.60	$8.09	$7.42	$10.36	$13.00
Income (loss) from investment operations:
Net investment income[1]	.25	.27	.27	.44	.54
Net realized and unrealized gain (loss)	.54	.58	.52	(3.09)	(1.71)
Total from investment operations	.79	.85	.79	(2.65)	(1.17)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.32)	(.34)	(.12)	(.10)	(.46)
Distributions from net realized gain	—	—	—	(.19)	(1.01)
Total dividends and/or distributions to shareholders	(.32)	(.34)	(.12)	(.29)	(1.47)
Net asset value, end of period	$9.07	$8.60	$8.09	$7.42	$10.36
Total Return, at Net Asset Value[2]	9.44%	10.65%	10.74%	(25.54)%	(9.78)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,994	$20,319	$22,533	$24,678	$34,279
Average net assets (in thousands)	$20,340	$22,331	$24,365	$21,877	$39,025
Ratios to average net assets:[3]
Net investment income	2.84%[4]	3.18%[4]	3.37%	6.25%	4.74%
Total expenses	1.34%[4,5]	1.35%[4,6]	1.42%[6]	1.44%[6]	1.29%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%[4,7]	1.32%[4]	1.28%	1.31%	1.29%
Portfolio turnover rate[8]	80%	92%	77%	92%	68%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	1.36%

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.37%
Year Ended August 31, 2010	1.44%
Year Ended August 31, 2009	1.45%
Year Ended August 31, 2008	1.29%

7. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	1.32%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052

See accompanying Notes to Financial Statements.

42	OPPENHEIMER CAPITAL INCOME FUND

Class Y Year Ended August 31,	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$8.70	$8.63
Income (loss) from investment operations:
Net investment income[2]	.30	.21
Net realized and unrealized gain	.55	— [3]
Total from investment operations	.85	.21
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.37)	(.14)
Distributions from net realized gain	—	—
Total dividends and/or distributions to shareholders	(.37)	(.14)
Net asset value, end of period	$9.18	$8.70
Total Return, at Net Asset Value[4]	10.17%	2.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,119	$4,890
Average net assets (in thousands)	$7,746	$3,287
Ratios to average net assets:[5]
Net investment income[6]	3.46%	4.04%
Total expenses[6]	0.69%[7]	0.59%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	0.65%[9]	0.56%
Portfolio turnover rate[10]	80%	92%

1. For the period from January 28, 2011 (inception of offering) to August 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	0.71%

8. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended August 31, 2011	0.61%

9. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2012	0.67%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Period Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	43

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Capital Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek as much current income as is compatible with prudent investment. The Fund has a secondary objective to conserve principal while providing an opportunity for capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other

44	OPPENHEIMER CAPITAL INCOME FUND

occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of August 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$249,132,353
Sold securities	19,654,215

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying

OPPENHEIMER CAPITAL INCOME FUND	45

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Investment in Oppenheimer Capital Income Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Capital Income Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended August 31, 2012, the Subsidiary has a surplus of $2,031 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market

46	OPPENHEIMER CAPITAL INCOME FUND

Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from

OPPENHEIMER CAPITAL INCOME FUND	47

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$17,228,540	$—	$522,763,751	$129,475,008

1. As of August 31, 2012, the Fund had $522,758,281 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$22,829,738
2018	499,928,543

Total	$522,758,281

Of these losses, $22,829,738 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,147,371 per year.

2. The Fund had $5,470 of straddle losses which were deferred.

48	OPPENHEIMER CAPITAL INCOME FUND

3. During the fiscal year ended August 31, 2012, the Fund utilized $25,330,478 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended August 31, 2011, the Fund utilized $130,222,980 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$549,157	$8,066,037	$8,615,194

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 was as follows:

	Year Ended August 31, 2012	Year Ended August 31, 2011
Distributions paid from:
Ordinary income	$60,705,478	$70,516,422

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,710,446,929
Federal tax cost of other investments	(30,087,665)

Total federal tax cost	$1,680,359,264

Gross unrealized appreciation	$159,616,010
Gross unrealized depreciation	(30,141,002)

Net unrealized appreciation	$129,475,008

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed

OPPENHEIMER CAPITAL INCOME FUND	49

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

50	OPPENHEIMER CAPITAL INCOME FUND

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

OPPENHEIMER CAPITAL INCOME FUND	51

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant

52	OPPENHEIMER CAPITAL INCOME FUND

event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

OPPENHEIMER CAPITAL INCOME FUND	53

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$752,031	$—	$752,031
Common Stocks
Consumer Discretionary	40,191,630	—	—	40,191,630
Consumer Staples	54,891,289	—	—	54,891,289
Energy	56,675,069	—	—	56,675,069
Financials	73,655,984	6,937,500	—	80,593,484
Health Care	57,163,842	—	—	57,163,842
Industrials	35,107,767	—	—	35,107,767
Information Technology	74,535,731	—	—	74,535,731
Materials	30,464,585	—	—	30,464,585
Telecommunication Services	14,959,800	—	—	14,959,800
Utilities	18,321,250	—	—	18,321,250
Preferred Stocks	—	58,238,660	—	58,238,660
Rights, Warrants and Certificates	1,262,031	—	—	1,262,031
Mortgage-Backed Obligations	—	402,593,905	—	402,593,905
Asset-Backed Securities	—	149,135,356	—	149,135,356
U.S. Government Obligations	—	21,242,741	—	21,242,741
Non-Convertible Corporate Bonds and Notes	—	319,072,698	—	319,072,698
Convertible Corporate Bonds and Notes	—	40,586,889	—	40,586,889
Structured Securities	—	6,781,050	—	6,781,050
Event-Linked Bonds	—	9,262,418	—	9,262,418
Options Purchased	100,781	—	—	100,781
Swaptions Purchased	—	3,603,873	—	3,603,873
Investment Companies	227,064,948	139,846,995	—	366,911,943

Total Investments, at Value	684,394,707	1,158,054,116	—	1,842,448,823
Other Financial Instruments:
Futures margins	670,662	—	—	670,662

Total Assets	$685,065,369	$1,158,054,116	$—	$1,843,119,485

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(75,290)	$—	$(75,290)
Futures margins	(205,297)	—	—	(205,297)

Total Liabilities	$(205,297)	$(75,290)	$—	$(280,587)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

54	OPPENHEIMER CAPITAL INCOME FUND

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2012		Year Ended August 31, 2011[1]
	Shares	Amount	Shares	Amount
Class A
Sold	10,921,285	$96,573,451	7,773,839	$67,629,767
Dividends and/or distributions reinvested	6,052,945	52,096,200	6,926,130	59,277,559
Redeemed	(25,611,585)	(225,285,093)	(28,488,560)	(247,397,155)

Net decrease	(8,637,355)	$(76,615,442)	(13,788,591)	$(120,489,829)

Class B
Sold	855,722	$7,368,906	826,508	$7,039,177
Dividends and/or distributions reinvested	162,305	1,367,368	243,877	2,044,258
Redeemed	(2,039,697)	(17,504,895)	(3,293,740)	(28,150,805)

Net decrease	(1,021,670)	$(8,768,621)	(2,223,355)	$(19,067,370)

Class C
Sold	2,691,314	$23,248,449	1,175,982	$9,988,685
Dividends and/or distributions reinvested	349,558	2,933,613	381,127	3,182,998
Redeemed	(2,106,962)	(18,031,127)	(2,498,995)	(21,161,574)

Net increase (decrease)	933,910	$8,150,935	(941,886)	$(7,989,891)

Class N
Sold	487,732	$4,243,520	309,746	$2,660,389
Dividends and/or distributions reinvested	81,793	696,509	97,808	828,055
Redeemed	(617,424)	(5,359,592)	(830,632)	(7,147,921)

Net decrease	(47,899)	$(419,563)	(423,078)	$(3,659,477)

Class Y
Sold	2,143,991	$19,277,999	591,168	$5,239,649
Dividends and/or distributions reinvested	25,160	217,466	4,568	40,104
Redeemed	(212,163)	(1,846,395)	(33,528)	(297,999)

Net increase	1,956,988	$17,649,070	562,208	$4,981,754

1. For the year ended August 31, 2011, for Class A, Class B, Class C and Class N shares, and for the period from January 28, 2011 (inception of offering) to August 31, 2011, for Class Y shares.

OPPENHEIMER CAPITAL INCOME FUND	55

NOTES TO FINANCIAL STATEMENTS    Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the year ended August 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$958,501,512	$909,196,434
U.S. government and government agency obligations	55,007,423	56,570,819
To Be Announced (TBA) mortgage-related securities	3,053,290,246	3,030,115,715

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2012, the Fund paid $2,858,587 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of

56	OPPENHEIMER CAPITAL INCOME FUND

accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2012 were as follows:

Class B	$9,330,186
Class C	9,104,689
Class N	1,005,887

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
August 31, 2012	$277,336	$2,240	$81,270	$4,639	$85

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended August 31, 2012, the Manager waived $444.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF and

OPPENHEIMER CAPITAL INCOME FUND	57

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Master Fund. During the year ended August 31, 2012, the Manager waived fees and/or reimbursed the Fund $611,685 for management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

During the year ended August 31, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$62,359

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S.

58	OPPENHEIMER CAPITAL INCOME FUND

dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2012, the maximum

OPPENHEIMER CAPITAL INCOME FUND	59

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $3,603,873, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $3,603,873 as of August 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of August 31, 2012 the Fund has required certain counterparties to post collateral of $3,994,631.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of August 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $75,290 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of August 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties.

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Valuations of derivative instruments as of August 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Futures margins	$670,662	*	Futures margins	$205,297	*
Foreign exchange contracts				Unrealized depreciation on foreign currency exchange contracts	75,290
Interest rate contracts	Investments, at value	3,704,654	**

Total		$4,375,316			$280,587

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contacts and purchased swaption contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$—	$(48,613)	$(48,613)
Equity contracts	(3,197,059)	855,479	—	—	446,348	(1,895,232)
Foreign exchange contracts	—	—	—	453,685	—	453,685
Interest rate contracts	(937,110)	—	9,559,131	—	—	8,622,021
Volatility contracts	(465,045)	(116,045)	—	—	—	(581,090)

Total	$(4,599,214)	$739,434	$9,559,131	$453,685	$397,735	$6,550,771

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$—	$—	$(3,350,870)	$(3,350,870)
Equity contracts	586,585	—	—	—	586,585
Foreign exchange contracts	—	—	(93,337)	—	(93,337)
Interest rate contracts	(4,965,045)	1,437,088	—	—	(3,527,957)

Total	$(4,378,460)	$1,437,088	$(93,337)	$(3,350,870)	$(6,385,579)

*Includes purchased option contracts and purchased swaption contracts, if any.

OPPENHEIMER CAPITAL INCOME FUND	61

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

During the year ended August 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $101,178 and $4,221,298, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The

62	OPPENHEIMER CAPITAL INCOME FUND

variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended August 31, 2012, the Fund had an ending monthly average market value of $122,014,248 and $138,643,511 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

OPPENHEIMER CAPITAL INCOME FUND	63

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the year ended August 31, 2012, the Fund had an ending monthly average market value of $1,150,702 and $112,154 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on volatility indexes to increase exposure to volatility risk. A written put option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the year ended August 31, 2012, the Fund had an ending monthly average market value of $122,290 and $144,317 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the year ended August 31, 2012 was as follows:

	Call Options		Put Options
	Principal/ Number of Contracts	Amount of Premiums	Principal/ Number of Contracts	Amount of Premiums
Options outstanding as of August 31, 2011	—	$—	—	$—
Options written	3,050	628,949	2,650	985,739
Options closed or expired	(2,300)	(447,469)	(2,400)	(669,987)
Options exercised	(750)	(181,480)	(250)	(315,752)

Options outstanding as of August 31, 2012	—	$—	—	$—

As of August 31, 2012, the Fund had no outstanding written options.

64	OPPENHEIMER CAPITAL INCOME FUND

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

OPPENHEIMER CAPITAL INCOME FUND	65

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the year ended August 31, 2012, the Fund had ending monthly average notional amounts of $94,907,007 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of August 31, 2012, the Fund had no such credit default swaps outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

For the year ended August 31, 2012, the Fund had ending monthly average notional amounts of $1,082,534 on total return swaps which are long the reference asset.

66	OPPENHEIMER CAPITAL INCOME FUND

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of August 31, 2012, the Fund had no such total return swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

During the year ended August 31, 2012, the Fund had an ending monthly average market value of $3,368,419 on purchased swaptions.

7. Restricted Securities

As of August 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

OPPENHEIMER CAPITAL INCOME FUND	67

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2012, the court granted appellees’ motion to dismiss the appeal. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity

68	OPPENHEIMER CAPITAL INCOME FUND

advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER CAPITAL INCOME FUND	69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Capital Income Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund, including the statement of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Capital Income Fund for the year ended August 31, 2008 were audited by other auditors whose report dated October 13, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 16, 2012

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FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 17.29% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $9,845,537 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2012, the maximum amount allowable but not less than $34,602,028 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER CAPITAL INCOME FUND	71

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

72	OPPENHEIMER CAPITAL INCOME FUND

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michelle Borré and Krishna Memani, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation conservative funds. The Board noted that the Fund outperformed its performance universe median for the one-year and three-year periods, although it underperformed its performance universe median for the five-year and ten-year periods. The Board also considered that the Fund’s performance for the one-year period was in the top quintile of its performance universe. The Board also noted that the Fund had changed portfolio managers effective April 15, 2009 and that the Fund’s one- and three-year rankings are evidence of the strong performance the portfolio managers have delivered for the Fund.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mixed-asset target allocation conservative funds with comparable asset levels and

OPPENHEIMER CAPITAL INCOME FUND	73

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

distribution features. The Board noted that the Fund’s actual and contractual management fees and total expenses were lower than its peer group median and peer group average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2013. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER CAPITAL INCOME FUND	75

TRUSTEES AND OFFICERS BIOS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 75	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 63	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 60	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER CAPITAL INCOME FUND	77

TRUSTEES AND OFFICERS BIOS    Continued

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 41 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,

78	OPPENHEIMER CAPITAL INCOME FUND

James D. Vaughn, Continued	Economic Club of Colorado and Metro Denver Network. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

OPPENHEIMER CAPITAL INCOME FUND	79

TRUSTEES AND OFFICERS BIOS    Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Gabinet and Mss. Borré and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michelle Borré, Vice President (since 2009) Age: 45	Vice President of the Manager (since April 2003) and a Senior Research Analyst of the Manager (February 2003-April 2009). Prior to joining the Manager, Managing Director and Partner at J&W Seligman (July 1996-January 2003); Adjunct Assistant Professor of Finance and Economics at Columbia Business School (2003-2005); served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School (2004- 2005). A portfolio manager and an officer of 2 portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Age: 52	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

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Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER CAPITAL INCOME FUND	81

OPPENHEIMER CAPITAL INCOME FUND

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

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Financial Statements for Oppenheimer Capital Income Fund (Cayman) Ltd. for the Period Ended August 31, 2012
84	Statement of Investments

85	Statement of Assets and Liabilities

86	Statement of Operations

87	Statements of Changes in Net Assets

88	Notes to Financial Statements

99	Report of Independent Registered Public Accounting Firm

OPPENHEIMER CAPITAL INCOME FUND	83

OPPENHEIMER CAPITAL INCOME FUND (CAYMAN) LTD

STATEMENT OF INVESTMENTS    August 31, 2012

As of August 31, 2012, the Fund only held future contracts. Therefore, no Statement of Investments is included.

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OPPENHEIMER CAPITAL INCOME FUND (CAYMAN) LTD

STATEMENT OF ASSETS AND LIABILITIES    August 31, 2012

Assets
Cash	$755,699
Cash used for collateral on futures	15,000
Total assets	770,699
Liabilities
Payables and other liabilities:
Auditing and other professional fees	17,612
Futures margins	1,050
Other	6
Total liabilities	18,668
Net Assets	$752,031
Composition of Net Assets
Par value of shares of beneficial interest	$75
Additional paid-in capital	749,925
Accumulated net investment loss	(18,062)
Accumulated net realized loss on investments	(7)
Net unrealized appreciation on investments	20,100
Net Assets—applicable to 7,500 shares of beneficial interest outstanding	$752,031
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$100.27

See accompanying Notes to Financial Statements.

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STATEMENT OF OPERATIONS    For the Period Ended August 31, 20121

Expenses
Management fees	$444
Auditing and other professional fees	17,612
Other	6
Total expenses	18,062
Net Investment Loss	(18,062)
Realized and Unrealized Gain (Loss)
Net realized loss on closing and expiration of futures contracts	(7)
Net change in unrealized appreciation/depreciation on futures contracts	20,100
Net Increase in Net Assets Resulting from Operations	$2,031

1. For the period from August 2, 2012 (commencement of operations) to August 31, 2012.

See accompanying Notes to Financial Statements.

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OPPENHEIMER CAPITAL INCOME FUND (CAYMAN) LTD

STATEMENT OF CHANGES IN NET ASSETS

Period Ended August 31,	2012[1]
Operations
Net investment loss	$ (18,062)
Net realized loss	(7)
Net change in unrealized appreciation/depreciation	20,100
Net increase in net assets resulting from operations	2,031
Capital Interest Transactions
Net increase in net assets resulting from capital transactions	750,000
Net Assets
Total increase	752,031
Beginning of period	—
End of period (including accumulated net investment loss of $18,062 for the period ended August 31, 2012)	$752,031

1. For the period from August 2, 2012 (commencement of operations) to August 31, 2012.

See accompanying Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Capital Income Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Fund may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of August 31, 2012, 100% of the Fund was owned by Oppenheimer Capital Income Fund (“OCIF”). The Manager is also the investment adviser of OCIF. The Fund commenced operations on August 2, 2012.

The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of August 31, 2012, the directors have not designated classes or series of outstanding participating shares. During the period ended August 31, 2012, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.

The following is a summary of significant accounting policies consistently followed by the Fund.

Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder

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redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price

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NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

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If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

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NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Futures margins	$(1,050)	$—	$—	$(1,050)

Total Liabilities	$(1,050)	$—	$—	$(1,050)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 7,500 participating shares for $750,000 on August 1, 2012 in conjunction with OCIF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

Capital transactions were as follows:

Period Ended August 31, 2012[1]
Amount
Contributions	$750,000
Withdrawals	—

Net increase	$750,000

1. For the period from August 2, 2012 (commencement of operations) to August 31, 2012.

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4. Expenses

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.375%
Next $100 million	0.350
Next $100 million	0.325
Next $100 million	0.300
Next $100 million	0.275
Next $4.5 billion	0.250
Over $5 billion	0.240

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

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NOTES TO FINANCIAL STATEMENTS    Continued

5. Risk Exposures and the Use of Derivative Instruments Continued

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease

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exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Valuations of derivative instruments as of August 31, 2012 are as follows:

Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Commodity contracts	Futures margins	$1,050	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Commodity contracts	$(7)
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Commodity contracts	$20,100

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is

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NOTES TO FINANCIAL STATEMENTS    Continued

5. Risk Exposures and the Use of Derivative Instruments Continued

reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

During the period ended August 31, 2012, the Fund had an ending monthly average market value of $263,475 on futures contracts purchased.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

As of August 31, 2012, the Fund had outstanding futures contracts as follows:

Futures Contracts as of August 31, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation
Soybean	Buy	3	11/14/12	$263,475	$ 20,100

6. Financial Highlights

The following represents the total return of the Fund for the period ended August 31, 2012. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

Period Ended August 31, 2012[1]	0.27%

The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

Period Ended August 31, 2012[1]
Ratios to average net assets:
Net investment loss	(29.49)%
Total expenses	29.49%

1. For the period from August 2, 2012 (commencement of operations) through August 31, 2012.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant

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Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2012, the court granted appellees’ motion to dismiss the appeal. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory

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NOTES TO FINANCIAL STATEMENTS    Continued

7. Pending Litigation Continued

damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

8. Subsequent Events Evaluation

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through October 16, 2012, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Oppenheimer Capital Income Fund (Cayman) Ltd.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund (Cayman) Ltd. as of August 31, 2012, and the related statements of operations and changes in net assets for the period from August 2, 2012 (commencement of operations) to August 31, 2012. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund (Cayman) Ltd. as of August 31, 2012, and the results of its operations and changes in its net assets for the period from August 2, 2012 (commencement of operations) to August 31, 2012, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 16, 2012

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PRIVACY POLICY

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●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

100	OPPENHEIMER CAPITAL INCOME FUND

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER CAPITAL INCOME FUND	101

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0300.001.0812    October 19, 2012

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $43,200 in fiscal 2012 and $42,300 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $408,556 in fiscal 2012 and $159,500 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, and surprise exams.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,600 in fiscal 2012 and $1,450 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $317,764 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $729,920 in fiscal 2012 and $160,950 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current

Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/8/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/8/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/8/2012